                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-12

                          Clifton Savings Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:
      N/A
      --------------------------------------------------------------------------

2)    Aggregate number of securities to which transaction applies:
      N/A
      --------------------------------------------------------------------------
3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
      N/A
      --------------------------------------------------------------------------
4)    Proposed maximum aggregate value of transaction:
      N/A
      --------------------------------------------------------------------------
5)    Total Fee paid:
      N/A
      --------------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:
               N/A
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               N/A
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      3)       Filing Party:
               N/A
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      4)       Date Filed:
               N/A

                          CLIFTON SAVINGS BANCORP, INC.
                             1433 VAN HOUTEN AVENUE
                            CLIFTON, NEW JERSEY 07015
                                 (973) 473-2200






                                  __________, 2004




Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Clifton Savings Bancorp, Inc. We will hold the meeting at the Valley Regency located at 1129 Valley Road, Clifton, New Jersey on September 7, 2004 at 9:00 a.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Radics & Co., LLC, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed WHITE proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.


         RETURN ONLY THE WHITE PROXY CARD - YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN ONLY YOUR WHITE PROXY CARDS SOLICITED BY YOUR BOARD OF DIRECTORS.

         DO NOT RETURN THE GOLD PROXY CARD - A stockholder group led by Lawrence Seidman and calling itself the Committee to Preserve Shareholder Value has announced that it intends to solicit proxies in opposition to the approval of the Clifton Savings Bancorp, Inc. 2004 Stock-Based Incentive Plan. We urge you NOT to sign or return any gold proxy cards that may be sent to you by Mr. Seidman's group, even as a protest vote. USING THE GOLD PROXY CARD FOR ANY REASON IS NOT A VOTE FOR THE STOCK-BASED INCENTIVE PLAN. TO VOTE FOR THE STOCK-BASED INCENTIVE PLAN, YOU MUST SIGN AND RETURN A WHITE PROXY CARD.



         We look forward to seeing you at the meeting.

                               Sincerely,




                               John A. Celentano, Jr.
                               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

--------------------------------------------------------------------------------

If you have questions or need assistance in voting your shares, please call:

                             GEORGESON SHAREHOLDER
                    ========================================
                           17 State Street, 10th Floor
                               New York, NY 10004
                           (800) 849-5301 (TOLL FREE)

                     Banks and Brokerage Firms please call:
                                 (212) 440-9800


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. In order to vote for the Stock-Based Incentive Plan, please do the following:

           If your shares are registered in your name, please sign, date and mail the enclosed WHITE proxy card to Georgeson Shareholder in the postage paid envelope provided today.

           If your shares are held in "street name," you will receive an instruction form from your broker, bank or other nominee that you must follow in order to have your shares voted. Please sign, date and mail the enclosed WHITE instruction form in your postage-paid envelope provided. To ensure that your shares are voted, you also should contact and give instructions to the person responsible for your account.

           AFTER SIGNING THE ENCLOSED WHITE PROXY CARD OR WHITE INSTRUCTION FORM DO NOT SIGN OR RETURN ANY GOLD PROXY CARD. REMEMBER - ONLY YOUR LATEST DATED PROXY WILL DETERMINE HOW YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING. EVEN IF YOU HAVE ALREADY VOTED THE GOLD PROXY CARD, YOU MAY CANCEL THAT PROXY AND CHANGE YOUR VOTE BY MAILING THE ENCLOSED WHITE PROXY CARD.

           If you have any questions or need further assistance in voting your shares, please contact our proxy solicitor:

      GEORGESON SHAREHOLDER
      =====================

      17 State Street, 10th Floor
      New York, NY  10004
      - Brokers, banks and other nominees - (212) 440-9800.
      - Stockholders call toll free  - (800) 849-5301.

--------------------------------------------------------------------------------

                          CLIFTON SAVINGS BANCORP, INC.
                             1433 VAN HOUTEN AVENUE
                            CLIFTON, NEW JERSEY 07015
                                 (973) 473-2200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         On September 7, 2004, Clifton Savings Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at the Valley Regency located at 1129 Valley Road, Clifton, New Jersey. The meeting will begin at 9:00 a.m., local time. At the meeting, stockholders will consider and act on the following:


1.       The election of two directors to serve for a term of three years;

2. The approval of the Clifton Savings Bancorp, Inc. 2004 Stock-Based Incentive Plan;


3. The ratification of the appointment of Radics & Co., LLC as independent auditors for the Company for the fiscal year ending March 31, 2005;

4. The approval of adjournment of the annual meeting, if necessary, to solicit additional votes in the event there are not sufficient votes, in person, or by proxy, to approve the Clifton Savings Bancorp, Inc. 2004 Stock-Based Incentive Plan; and

5.       Such other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         The Board of Directors set July 16, 2004 as the record date for the meeting. This means that owners of the Company's common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

         Please complete and sign the enclosed WHITE proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS




                                           Walter Celuch
                                           PRESIDENT AND CORPORATE SECRETARY



Clifton, New Jersey
____________, 2004


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                          CLIFTON SAVINGS BANCORP, INC.
--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Clifton Savings Bancorp, Inc. ("Clifton Savings Bancorp" or the "Company") to be used at the annual meeting of stockholders of the Company. Clifton Savings Bancorp is the holding company for Clifton Savings Bank, S.L.A. ("Clifton Savings" or the "Savings Bank"). The annual meeting will be held at the Valley Regency located at 1129 Valley Road, Clifton, New Jersey on September 7, 2004 at 9:00 a.m., local time. This proxy statement and the enclosed WHITE proxy card are being first mailed to stockholders of record on or about _________, 2004.

                        RETURN ONLY THE WHITE PROXY CARD
                        DO NOT RETURN THE GOLD PROXY CARD

         The Committee to Preserve Shareholder Value, consisting of Lawrence Seidman, Dennis Pollak and Robert Dickman and entities controlled by them (collectively, the "Seidman Group") has announced that it intends to solicit proxies in opposition to the approval of the Clifton Savings Bancorp, Inc. 2004 Stock-Based Incentive Plan (the "2004 Plan"). You may receive a proxy statement and a gold proxy card from the Seidman Group with respect to its opposition to the 2004 Plan. WE URGE YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD THAT MAY HAVE BEEN SENT TO YOU BY THE SEIDMAN GROUP, EVEN AS A PROTEST VOTE. USING THE GOLD PROXY CARD FOR ANY REASON IS A VOTE AGAINST THE 2004 PLAN. IF YOU PREVIOUSLY VOTED ON A SEIDMAN GROUP GOLD PROXY CARD, YOU HAVE EVERY LEGAL RIGHT TO CHANGE YOUR VOTE. YOU CAN CHANGE YOUR VOTE SIMPLY BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.


                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE AT THE MEETING

         You are entitled to vote your Clifton Savings Bancorp common stock only if the records of the Company show that you held your shares as of the close of business on July 16, 2004. As of the close of business on July 16, 2004, a total of 30,530,470 shares of Clifton Savings Bancorp common stock were outstanding, including 16,791,758 shares of common stock held by Clifton MHC. Each share of common stock has one vote. The Company's Certificate of Incorporation provides that record holders of the Company's common stock, other than Clifton MHC, who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

         If you are a beneficial owner of Clifton Savings Bancorp common stock held by a broker, bank or other nominee (I.E., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Clifton Savings Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

QUORUM AND VOTE REQUIRED

         The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         The Company's Board of Directors consists of seven members. At this years annual meeting, stockholders will elect two directors to serve a term of three years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

         In voting on the approval of the Clifton Savings Bancorp, Inc. 2004 Stock-Based Incentive Plan you may vote in favor of the proposal, vote against the proposal or abstain from voting. The Plan will be adopted immediately upon approval of the majority of the votes eligible to be cast, excluding those shares beneficially owned by Clifton MHC.


         In voting on the ratification of the appointment of Radics & Co., LLC as independent auditors, and the approval of the adjournment of the annual meeting, if necessary, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Both of these proposals will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter abstentions and broker non-votes will have no effect on the voting.



VOTING BY PROXY

         The Board of Directors of Clifton Savings Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Clifton Savings Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed WHITE proxy card. All shares of Clifton Savings Bancorp common stock represented at the annual meeting by properly executed and dated WHITE proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a WHITE proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE:


             o  "FOR" BOTH OF THE NOMINEES FOR DIRECTOR;
             o  "FOR" APPROVAL OF THE CLIFTON SAVINGS BANCORP, INC. 2004
                 STOCK-BASED INCENTIVE PLAN;
             o  "FOR" APPROVAL OF ADJOURNMENT OF THE ANNUAL MEETING, IF
                 NECESSARY, TO SOLICIT ADDITIONAL VOTES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES, IN PERSON, OR BY PROXY, TO APPROVE THE CLIFTON SAVINGS BANCORP, INC. 2004 STOCK-BASED INCENTIVE PLAN; AND
             o  "FOR" RATIFICATION OF RADICS & CO., LLC AS INDEPENDENT AUDITORS.


         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the WHITE proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Clifton Savings Bancorp common stock may be voted by the persons named in the WHITE proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your Clifton Savings Bancorp common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.


         IF YOU HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CONTACT OUR PROXY SOLICITOR, GEORGESON SHAREHOLDER, AT (800) 849-5301.


PARTICIPANTS IN THE SAVINGS BANK'S ESOP OR 401(K) SAVINGS PLAN

         If you participate in the Clifton Savings Bank, S.L.A. Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Clifton Savings Bank, S.L.A. 401(k) Savings Plan, you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Savings Plan, a participant is entitled to direct the trustee as to the shares in the Clifton Savings Bancorp, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is August 31, 2004.

                              CORPORATE GOVERNANCE

GENERAL

         Clifton Savings Bancorp periodically reviews its corporate governance policies and procedures to ensure that Clifton Savings Bancorp meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern Clifton Savings Bancorp's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for Clifton Savings Bancorp.

CORPORATE GOVERNANCE POLICIES AND PROCEDURES

         Clifton Savings Bancorp has adopted a corporate governance policy to govern certain activities, including:

        (1)     the duties and responsibilities of each director;

        (2) the composition, responsibilities and operation of the Board of Directors;

        (3)     the establishment and operation of board committees;

        (4)     succession planning;

        (5) appointing an independent lead director and convening executive sessions of independent directors;

        (6) the Board of Directors' interaction with management and third parties; and

        (7) the evaluation of the performance of the Board of Directors and of the chief executive officer.

CODE OF ETHICS AND BUSINESS CONDUCT

         Clifton Savings Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

         As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

MEETINGS OF THE BOARD OF DIRECTORS


         The Company and Clifton Savings Bank conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended March 31, 2004, the Board of Directors of the Company, which was formed on March 3, 2004, and Clifton Savings Bank held 15 meetings, including those held while the Company was in formation. No director attended fewer than 75% of the total meetings of the Company's Board of Directors.



COMMITTEES OF THE BOARD OF DIRECTORS OF CLIFTON SAVINGS BANCORP

         AUDIT/COMPLIANCE COMMITTEE. The Board of Directors has a separately-designated standing Audit/Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit/Compliance Committee, consisting of Messrs. Miller, Peto, Sisco and Stokes meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. This committee met once during the year ended March 31, 2004. Each member of the Audit/Compliance Committee is independent in accordance with the listing standards of the Nasdaq. The Board of Directors has determined that Mr. Sisco is an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit/Compliance Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as APPENDIX A to this proxy statement. The report of the audit committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "PROPOSAL 3-RATIFICATION OF INDEPENDENT AUDITORS-REPORT OF AUDIT/COMPLIANCE COMMITTEE."

         COMPENSATION COMMITTEE. The Compensation Committee, consisting of Messrs. Miller, Peto, Sisco and Stokes, is responsible for all matters regarding the Company's and the Savings Bank's employee compensation and benefit programs. Due to the timing of the reorganization, this committee did not meet in fiscal 2004. The Savings Bank's Compensation Committee met twice during fiscal 2004. Each member of the Compensation Committee is independent in accordance with the listing standards of

Nasdaq. The report of the compensation committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

         NOMINATING/CORPORATE GOVERNANCE COMMITTEE. The Nominating/Corporate Governance Committee, consisting of Messrs. Miller, Peto and Sisco, takes a leadership role in shaping governance policies and practices including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Clifton Savings Bancorp and monitoring compliance with these policies and guidelines. In addition, the Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It leads the Board in its annual review of the Board's performance and recommends director candidates for each committee for appointment by the Board. This committee met once to recommend nominees for election as directors at this annual meeting. Each member of the Nominating/Corporate Governance Committee is independent in accordance with the listing standards of the Nasdaq. The Nominating/Corporate Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as APPENDIX B to this proxy statement. The procedures of the Nominating/Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "NOMINATING/CORPORATE GOVERNANCE COMMITTEE PROCEDURES."


         In addition, the Board of Directors encourages directors to attend the annual meeting of stockholders. The Company did not hold an annual meeting in 2003.

DIRECTORS' COMPENSATION

         FEES. Each non-employee director of Clifton Savings receives a monthly fee of $3,208. Each non-employee director of Clifton Savings Bancorp receives a quarterly retainer of $1,500. Each member of the Clifton Savings Bancorp Audit/Compliance Committee receives a quarterly retainer of $1,250 plus $250 for each meeting attended.

         AGREEMENT WITH FRANK J. HAHOFER. Pursuant to a Retainer Agreement for Real Estate Inspection and Consulting Services between Mr. Hahofer and Clifton Savings, Mr. Hahofer receives $1,368 per month for his consulting services to Clifton Savings.

         DIRECTORS' RETIREMENT PLAN. Clifton Savings maintains the Clifton Savings Bank, S.L.A. Directors' Retirement Plan to provide directors with supplemental retirement income. All current directors participate in the Plan and future directors may become participants upon designation as such by the board of directors. The plan provides benefits upon a director's retirement, death or disability, and upon a change in control of Clifton Savings or Clifton Savings Bancorp.

         Upon their retirement following the completion of three years of service and the attainment of age 68, participants receive an annual retirement benefit, payable for life, equal to a percentage of the sum of the annual fees and retainer paid (or, for employee directors, that would have been paid) during the twelve-month period ending on the date preceding retirement. The percentage paid as an annual benefit is determined by multiplying the participant's years of service (up to a maximum of 10) by 10 percent.

         A participant who completes a minimum of three years of service, regardless of age, may receive death and disability benefits under the plan. If the participant dies prior to the start of the normal retirement benefit, the participant's surviving spouse or other designated beneficiary receives an annual death benefit, payable over a ten-year period, equal to the sum of the annual fees and retainer paid (or, for employee directors, that would have been paid) to the director during the twelve-month period ending on the last day of the month preceding the date of death. If a participant dies while receiving the annual retirement benefit under the plan, the beneficiary continues to receive the same annual benefit for ten years, minus the number of years the participant already received the annual retirement benefit. The disability benefit under the plan equals the sum of the annual fees and retainer paid (or, for employee directors, that would have been paid) during the twelve-month period ending on the last day of the month immediately preceding the participant's termination of service due to disability. If a participant dies while receiving the annual disability benefit, the beneficiary continues to receive the annual disability benefit for a period of 10 years, less the number of years the participant previously received disability benefits.

         Upon the completion of one year of service, regardless of age, participants receive a benefit upon a change in control of Clifton Savings or Clifton Savings Bancorp. The annual change in control benefit, payable for the life of the participant, equals the sum of the annual fees and retainer paid (or, for employee directors, that would have been paid) to the participant during the twelve-month period preceding the date of a termination of service due to a change in control. If a participant dies while receiving the annual change in control benefit, the designated beneficiary continues to receive the annual change in control benefit for a period of fifteen years, minus the number of years the participant had already received benefits under the plan.

         The plan provides for the payment of retirement, death, disability or change in control benefits in equal monthly installments, commencing on the first business day of the month after the participant becomes entitled to a benefit, or, if a director so elects, in an actuarial equivalent lump sum.

                                 STOCK OWNERSHIP

         The following table provides information as of July 16, 2004 about the persons known to Clifton Savings Bancorp to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                               PERCENT
                                    NUMBER OF               OF COMMON STOCK
   NAME AND ADDRESS               SHARES OWNED                OUTSTANDING
-----------------------        -------------------       -----------------------

Clifton MHC                        16,791,758(1)                55.0%
1433 Van Houten Avenue
Clifton, New Jersey 07015

-------------------------------
(1) Acquired in Clifton Savings' mutual holding company reorganization, which was completed on March 3, 2004. The members of the board of directors of Clifton Savings Bancorp and Clifton Savings also constitute the board of directors of Clifton MHC.

         The following table provides information as of July 16, 2004 about the shares of Clifton Savings Bancorp common stock that may be considered to be beneficially owned by each director, each nominee for director and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.



                                                                         PERCENT OF
                                                   NUMBER OF SHARES     COMMON STOCK
NAME                                                    OWNED           OUTSTANDING(1)
-------                                           -----------------    --------------
     DIRECTORS

John A. Celentano, Jr.                                 100,356(2)              *
Frank J. Hahofer                                        31,200(3)              *
Thomas A. Miller                                        10,000                 *
John H. Peto                                            17,500                 *
Raymond L. Sisco                                        53,962                 *
Joseph C. Smith                                         50,000                 *
John Stokes                                             10,000                 *

     NAMED EXECUTIVE OFFICERS WHO ARE NOT
     ALSO DIRECTORS

Walter Celuch                                           25,108(4)              *
Stephen A. Hoogerhyde                                    2,500                 *
Christine R. Piano, C.P.A.                               5,390                 *

     ALL DIRECTORS AND EXECUTIVE OFFICERS

     AS A GROUP (11 PERSONS)                           311,016              1.02%


--------------------------
*      Does not exceed 1.0% of the Company's voting securities.
(1) Percentages with respect to each person or group of persons have been calculated on the basis of 30,530,470 shares of the Company's common stock, the number of shares of Company common stock outstanding and entitled to vote as of July 16, 2004.

(2)    Includes 50,000 shares held by Mr. Celentano's spouse.
(3)    Includes 1,800 shares held jointly by Mr. Hahofer's spouse and grandson.
(4)    Includes 5,000 shares held jointly by Mr. Celuch's spouse and daughters.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Company's Board of Directors consists of seven members, all of whom are independent under the listing standards of the Nasdaq Stock Market except for Mr. Celentano, Chairman of the Board and Chief Executive Officer of Clifton Savings Bancorp and Chairman of the Board of Clifton Savings, Mr. Hahofer who is a consultant to Clifton Savings and Mr. Smith whose construction company provides construction services for Clifton Savings. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Messrs. Hahofer and Stokes, each of whom is currently a director of Clifton Savings Bancorp and Clifton Savings.

         Unless you indicate on the WHITE proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board's nominees. If any nominee is unable to serve, the persons named in the WHITE proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. HAHOFER AND STOKES.

         Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of March 31, 2004. The indicated period of service as a director includes the period of service as a director of Clifton Savings.

BOARD NOMINEES FOR ELECTION OF DIRECTORS

         FRANK J. HAHOFER is a retired textile engraver. Age 90. Director since 1942.

         JOHN STOKES has been a General Partner at O.I.R. Realty Co., a real estate investment company since 1980. From 1978 to 1992, Mr. Stokes was a General Partner at Brigadier Realty, a real estate investment company. Age 74. Director since 2001.

DIRECTORS CONTINUING IN OFFICE

         THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2005:

         JOHN A. CELENTANO, JR. has served as the Chairman of the Board and Chief Executive Officer of Clifton Savings Bancorp since March 2004 and as Chairman of the Board of Clifton Savings, as an employee, since 2003. Prior to April 2003, Mr. Celentano was also a partner at the law firm of Celentano, Stadtmauer & Walentowicz, L.L.P. Mr. Celentano and Mr. Smith are first cousins. Age 69. Director since 1962.

         THOMAS A. MILLER is the owner of The T.A. Miller & Co., Inc. a full service marketing research organization servicing the pharmaceutical industry located in Clifton, New Jersey. Age 66. Director since 1990.

         THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2006:

         JOHN H. PETO is the retired owner of The Peto Agency, a real estate and insurance broker located in Clifton, New Jersey. Age 58. Director since 1995.

         RAYMOND L. SISCO is the President of Cin Ray Realty, Inc. located in Ramsey, New Jersey and the Vice Chairman of the Board of Directors of Clifton Savings Bancorp and Clifton Savings. Age 72. Director since 1995.

         JOSEPH C. SMITH is the President of Smith-Sondy Asphalt Construction Co., a paving construction company located in Wallington, New Jersey. Mr. Smith and Mr. Celentano are first cousins. Age 51. Director since 1994.

               NAMED EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS

         WALTER CELUCH has been President and Corporate Secretary of Clifton Savings Bancorp since March 2004 and President, Chief Executive Officer and Secretary of Clifton Savings since January 1999. From October 1987 until December 1998, Mr. Celuch served as the Senior Vice President and Chief Financial Officer of Clifton Savings. Mr. Celuch has served with Clifton Savings for over 15 years. Age 56.

         STEPHEN A. HOOGERHYDE has been Executive Vice President and Chief Lending Officer of Clifton Savings since March 2003 and April 2002, respectively. Mr. Hoogerhyde served as Senior Vice President from April 2002 until March 2003. Prior to April 2002, Mr. Hoogerhyde served Clifton Savings as Vice President and Mortgage Officer. Mr. Hoogerhyde has served with Clifton Savings for over 17 years. Age 49.

         CHRISTINE R. PIANO, a certified public accountant, has been Chief Financial Officer and Treasurer of Clifton Savings Bancorp since March 2004 and Executive Vice President and Chief Financial Officer of Clifton Savings since April 2003 and March 1999, respectively. Ms. Piano served as Vice President from March 2000 to April 2003 and as Assistant Vice President from March 1999 to March 2000. Prior to 1999, Ms. Piano was a Manager at Radics & Co., LLC, an accounting and auditing firm. Age 40.

           PROPOSAL 2 -- APPROVAL OF THE CLIFTON SAVINGS BANCORP, INC.
                         2004 STOCK-BASED INCENTIVE PLAN

         The Board of Directors of the Company is presenting for stockholder approval the Clifton Savings Bancorp, Inc. 2004 Stock-Based Incentive Plan, in the form attached to this proxy statement as Appendix C. The purpose of the plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors of Clifton Savings Bancorp and Clifton Savings with a proprietary interest in the Company as an incentive to contribute to the success of Clifton Savings Bancorp, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the plan, which is qualified in its entirety by the complete text of the plan.

PROPOSED ACTION REGARDING THE 2004 STOCK-BASED INCENTIVE PLAN

         At the annual meeting, shareholders will be asked to approve the Clifton Savings Bancorp, Inc. 2004 Stock-Based Incentive Plan (the "2004 Plan"). The board of directors adopted the 2004 Plan, subject to shareholder approval, on July 7, 2004.

         Clifton Savings Bancorp believes that incentives and stock-based awards will further focus employees and directors on the dual objectives of creating shareholder value and promoting the company's success, and that the 2004 Plan will help to attract, retain and motivate valued employees and directors. The board of directors also believes that the 2004 Plan will promote the interests of Clifton Savings Bancorp and its shareholders and that it will give the company flexibility to provide incentives based on the attainment of corporate objectives and increases in shareholder value.

SUMMARY DESCRIPTION OF THE 2004 PLAN

         The principal terms of the 2004 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2004 Plan, which appears as Appendix C to this proxy statement.

         PURPOSES OF THE 2004 PLAN. The purposes of the 2004 Plan are to provide incentives and rewards to those employees and directors largely responsible for the success and growth of Clifton Savings Bancorp and its affiliates, and to assist in attracting and retaining directors, executives and other key employees with experience and ability.

         ADMINISTRATION. The Compensation Committee of the board of directors will administer the 2004 Plan. The board of directors or the committee may also delegate some or all of its authority with respect to the 2004 Plan to certain officers of Clifton Savings Bancorp to provide them with limited authority to grant awards to employees, provided that no officer may designate himself or herself as an award recipient. (The appropriate acting body, be it the board, the committee or a designated officer, is referred to in this proposal as the "Administrator.")

         The Administrator has broad authority under the 2004 Plan with respect to awards granted under the 2004 Plan, including, without limitation, the authority to:


        o       select the individuals to receive awards under the 2004 Plan;
        o determine the type, number, vesting requirements and other features and conditions of individual awards, including whether performance goals will be attached to awards; and
        o interpret the 2004 Plan and award agreements issued with respect to individual awards (see below).

         Each award granted under the 2004 Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each award and may include additional provisions and restrictions as determined by the Administrator. In the event performance goals are attached to awards, those goals would be identified in the award agreement.

         ELIGIBILITY. Persons eligible to receive awards under the 2004 Plan include directors, officers and employees of Clifton Savings Bancorp and its affiliates. All of the Company's directors, officers and employees (including all of the named executive officers of Clifton Savings Bancorp) are presently considered eligible for awards under the 2004 Plan.

         AUTHORIZED SHARES; LIMITS ON AWARDS. The maximum number of shares of Clifton Savings Bancorp common stock that may be delivered pursuant to awards under the 2004 Plan is 3,434,678 shares. The following additional share limits are also contained in the 2004 Plan:



        o The Company may grant a maximum of 2,453,341 shares of common stock as stock options.
        o The Company may grant a maximum of 981,337 shares of common stock as restricted stock awards, including stock bonuses and similar awards based on the satisfaction of performance criteria. Based upon Clifton Savings Bancorp's recent trading price of $11.76 per share, on July 16, 2004, the value of the restricted stock awards would be approximately $11.5 million.



         All awards under the Plan will also comply with Office of Thrift Supervision regulations governing stock benefit plans implemented within twelve months following a mutual holding company reorganization.

         To the extent that Clifton Savings Bancorp settles an award in cash or a form other than shares of common stock, the shares that would have been delivered had there been no cash or other settlement will not count against the shares remaining available for issuance under the plan. Shares that are subject to or underlie awards that expire for any reason or are cancelled, terminated or forfeited, fail to vest, or for any other reason are not paid or delivered under the 2004 Plan will again become available for subsequent awards under the plan. If Clifton Savings Bancorp allows a participant to exchange shares or withholds shares to satisfy tax withholding obligations under the 2004 Plan, those shares also will be available for subsequent awards under the 2004 Plan.

         TYPES OF AWARDS. The 2004 Plan authorizes grants of stock options, restricted stock awards and similar rights to purchase or acquire shares. The 2004 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash, if the terms of the award so provide.

         A stock option gives the recipient the right to purchase shares of Clifton Savings Bancorp common stock at a future date at a specified price per share (the "exercise price"). The per share exercise price of a stock option may not be less than the fair market value of a share of Clifton Savings Bancorp common stock on the date of grant. Stock options have a maximum term of ten years from the date of grant. Incentive stock options granted under the plan must comply with additional restrictions under Section 422 of the Code as set forth in the Plan. (See --"FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE 2004 STOCK-BASED INCENTIVE PLAN," below).

         A restricted stock award is a grant of a certain number of shares of common stock subject to the lapse of certain restrictions (such as continued service) determined by the Administrator. Participants may receive dividends and other distributions declared and paid on the shares and may also vote any unvested shares subject to their restricted stock awards.

         The 2004 Plan also gives Clifton Savings Bancorp some discretion to grant other types of awards under the 2004 Plan, including stock appreciation rights, stock bonuses, dividend equivalents or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the common stock, upon the passage of time, the occurrence of one or more events, the satisfaction of performance criteria or other conditions. The Company may grant these awards subject to the terms of the 2004 Plan and any applicable requirements under the Internal Revenue Code.

         PAYMENTS AND DEFERRALS. Clifton Savings Bancorp may make payment for awards in the form of cash, common stock or combinations thereof as determined by the Administrator. The Administrator may provide for the deferred payment of awards and may determine other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

         EFFECT OF TERMINATION OF SERVICE ON AWARDS. Generally, the Administrator will establish, in the applicable award agreement, the effect of a termination of employment or service on outstanding awards under the 2004 Plan. The Administrator may make appropriate distinctions based upon the cause of termination and the type of award.

         ACCELERATION OF AWARDS. Under circumstances that constitute a change in control of Clifton Savings Bancorp (as described in the 2004 Plan), outstanding awards under the 2004 Plan will accelerate and become fully vested or payable to recipients, as applicable.

         TRANSFER RESTRICTIONS. Subject to certain exceptions contained in
Section 6 of the 2004 Plan, recipients may not transfer awards under the 2004 Plan other than by will or the laws of descent and distribution. Generally, only the recipient may exercise or purchase shares subject to an award during the recipient's lifetime, and the Company will pay any amounts payable or issue shares pursuant to an award only to the recipient or the recipient's beneficiary or legal representative.

         ADJUSTMENTS. As is customary in stock-based incentive plans of this nature, each share limit and the number and kind of shares available under the 2004 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance standards applicable to certain types of awards, are subject to proportional adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends or similar events that change the number or kind of shares outstanding, and in the case of extraordinary dividends or distributions of property to the stockholders.

         AMENDMENT OR TERMINATION OF THE 2004 STOCK-BASED INCENTIVE PLAN. The board may generally amend or terminate the 2004 Plan at any time and in any manner, except that the board may not amend the 2004 Plan or awards to reprice stock options. Shareholder approval of an amendment will be required only to the extent then required by applicable law or the listing standards of any national securities exchange or national securities market where Clifton Savings Bancorp common stock is traded or as required under Sections 162 of the Code to preserve the intended tax consequences of the plan. For example, the Company must obtain shareholder approval for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2004 Plan. Adjustments as a result of stock splits or similar events, however, do not require shareholder approval. Unless terminated earlier by the board, the authority to grant new awards under the 2004 Plan will terminate on September 6, 2014. Outstanding awards, as well as the Administrator's authority with respect to such awards, will generally continue following the expiration or termination of the 2004 Plan. Generally, the Company must obtain an award recipient's consent for any plan amendment that materially and adversely affects the recipient.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE 2004 STOCK-BASED INCENTIVE PLAN


         The following discussion of the general tax principles applicable to the 2004 Plan summarizes the federal income tax consequences of the 2004 Plan under current federal law, which is subject to change at any time. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences. The Company does not intend to expense any stock options that it may grant prior to the approval of final accounting standards requiring expensing of options.



         NONSTATUTORY STOCK OPTIONS. The optionee generally recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. The Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are also subject to federal, state, and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding. Stock appreciation rights are generally taxed to the recipient and deductible by the Company in substantially the same manner as nonqualified stock options.

         INCENTIVE STOCK OPTIONS. The optionee generally does not recognize income upon exercise of an incentive stock option. If the optionee does not dispose of the common stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, if the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the optionee will recognize taxable income equal to the difference between the option exercise price and the fair market value of the Company common stock on the date of exercise, and the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

         RESTRICTED STOCK. Generally, the recipient of a restricted stock award recognizes ordinary income, and Clifton Savings Bancorp is entitled to a corresponding deduction, equal to the fair market value of the stock upon the lapse of any transfer or forfeiture restrictions placed on the shares (i.e., upon vesting of the shares). A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the fair market value of the stock at the time of grant, rather than at the time restrictions lapse, and the Company is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse.


         Assuming 981,337 shares of restricted stock awards are granted at a time when the stock price equals $11.76 per share (the closing price on July 16, 2004) and with vesting based on continued service for five years (vesting 20% for each year of service), the estimated annual expense of the restricted stock awards would be approximately $2.3 million. The actual expense would vary based on, among other things, the number of shares actually granted, the actual vesting period and the stock price at the date of grant.


         With respect to the other awards authorized under the 2004 Plan, cash and stock-based performance awards, bonuses, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise deferred is taxed when paid to the recipient. In each of these cases, Clifton Savings Bancorp receives a corresponding deduction at the time the participant recognizes ordinary income.

SHAREHOLDER APPROVAL AND EFFECTIVE DATE OF THE 2004 STOCK-BASED INCENTIVE PLAN


         The 2004 Plan will become effective upon approval of the majority of the votes eligible to be cast, excluding those shares beneficially owned by Clifton MHC. In the event the 2004 Plan receives less than a majority of the votes eligible to be cast, excluding those shares beneficially owned by Clifton MHC, but greater than a majority of the votes cast, excluding those shares beneficially owned by Clifton MHC, the 2004 plan will, subject to the non-objection of the Office of Thrift Supervision, be effective March 5, 2005.

SPECIFIC BENEFITS UNDER THE 2004 STOCK-BASED INCENTIVE PLAN

         Clifton Savings Bancorp has not approved any awards under the 2004 Plan that are conditioned upon shareholder approval of the 2004 Plan and is not currently considering any specific awards or grants under the 2004 Plan.


         Prior to making any awards under the 2004 Plan, the Committee will consider all information the Committee deems necessary to enable it to make grants, including surveys detailing grants made by similarly situated companies. The Compensation Committee considers comparative salaries paid by other financial institutions when establishing salaries and benefits for a given position and intends to consider similar data when considering awards. Under the structure of the 2004 Plan, the Committee may consider, among other things, individual or Company performance in making grants or as a condition of vesting for any grant. The 2004 Plan provides the Committee with flexibility to structure awards in a manner that it believes will be in the best interest of the Company. The 2004 Plan has a ten year term. The ten year term of the 2004 Plan, coupled with the flexibility for structuring awards for different individuals over that time, enables the Committee to make grants over a period of time with such terms and conditions it deems appropriate in light of economic conditions, corporate changes, management restructuring, and other factors.

EQUITY COMPENSATION PLAN INFORMATION AS OF JUNE 30, 2004.

        The following table sets forth information about Clifton Savings Bancorp common stock that may be issued upon exercise of options, warrants and rights under all of the Clifton Savings Bancorp's equity compensation plans as of June 30, 2004. The Company does not maintain any equity compensation plans that have not been approved by stockholders.




--------------------------------------------------------------------------------------------------------------

PLAN CATEGORY                  NUMBER OF SECURITIES         WEIGHTED-AVERAGE            NUMBER OF SECURITIES
                               TO BE ISSUED UPON EXERCISE   EXERCISE PRICE OF           REMAINING AVAILABLE
                               EXERCISE                     OUTSTANDING OPTIONS,        FOR
                               OF OUTSTANDING               WARRANTS AND RIGHTS         FUTURE ISSUANCE UNDER
                               OPTIONS,                                                 EQUITY COMPENSATION
                               WARRANTS AND RIGHTS                                      PLANS (EXCLUDING
                                                                                        SECURITIES REFLECTED IN
                                                                                        COLUMN (A))

                               (A)                          (B)                         (C)

---------------------------------------------------------------------------------------------------------------

EQUITY COMPENSATION                  N/A                         N/A                          N/A
PLANS APPROVED BY SECURITY
HOLDERS

----------------------------------------------------------------------------------------------------------------

EQUITY COMPENSATION                  N/A                         N/A                          N/A
PLANS NOT APPROVED BY
SECURITY HOLDERS

---------------------------------------------------------------------------------------------------------------

TOTAL                                N/A                         N/A                          N/A

-----------------------------------------------------------------------------------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE CLIFTON SAVINGS BANCORP, INC. 2004 STOCK-BASED INCENTIVE PLAN.

               PROPOSAL 3 -- RATIFICATION OF INDEPENDENT AUDITORS

         The Audit/Compliance Committee of the Board of Directors has appointed Radics & Co., LLC to be the Company's independent auditors for the 2005 fiscal year, subject to ratification by stockholders. A representative of Radics & Co., LLC is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit/Compliance Committee will consider other independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

AUDIT FEES

         The following table sets forth the fees billed to the Company for the fiscal years ending March 31, 2003 and 2004 by Radics & Co., LLC:

                                                      2003             2004
                                                  -------------    -------------
           Audit fees............................    $51,337          $62,200
           Audit related fees....................    $     -          $     -
           Tax fees(1)...........................    $ 9,000          $ 8,500
           All other fees(2).....................    $10,500          $82,000
            -------------
            (1)      Consists of tax filing fees.
            (2) Represents fees paid in connection with the reorganization of Clifton Savings into the mutual holding company form of organization (fiscal 2004) and internal loan compliance procedures (fiscal 2003).

POLICY ON AUDIT/COMPLIANCE COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

         The Audit/Compliance Committee is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. In accordance with its charter, the Audit/Compliance Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

         In addition, the Audit/Compliance Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided.

         The request may be made with respect to either specific services or a type of service for predictable or recurring services.

         During the year ended March 31, 2004, all services were approved, in advance, by the Audit/Compliance Committee in compliance with these procedures.

REPORT OF THE AUDIT/COMPLIANCE COMMITTEE

         The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit/Compliance Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

         In this context, the Audit/Compliance Committee has met and held discussions with management and the independent auditors. Management represented to the Audit/Compliance Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit/Compliance Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit/Compliance Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit/Compliance Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

         In addition, the Audit/Compliance Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit/Compliance Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit/Compliance Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

         The Audit/Compliance Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit/Compliance Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In performing all of these functions, the Audit/Compliance Committee acts only in an oversight capacity. In its oversight role, the Audit/Compliance Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit/Compliance Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit/Compliance Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

         In reliance on the reviews and discussions referred to above, the Audit/Compliance Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2004 for filing with the Securities and Exchange Commission. The Audit/Compliance Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.

                AUDIT/COMPLIANCE COMMITTEE THE BOARD OF DIRECTORS
                        OF CLIFTON SAVINGS BANCORP, INC.

                           RAYMOND L. SISCO, CHAIRMAN
                                THOMAS A. MILLER
                                  JOHN H. PETO
                                   JOHN STOKES



                 PROPOSAL 4 -- ADJOURNMENT OF THE ANNUAL MEETING

         In the event that there are not sufficient votes to approve the 2004 Plan at the time of the annual meeting, the Company may propose adjournment of the meeting to a later date or dates in order to permit further solicitation of proxies. In order to allow proxies that have been received by the Company at the time of the annual meeting to be voted for an adjournment, if necessary, the Company is submitting the question of adjournment to its stockholders as a separate matter for their consideration. The board of directors of the Company unanimously recommends that stockholders vote "FOR" the adjournment proposal. If it is necessary to adjourn the annual meeting, no notice of the adjourned meeting is required to be given to shareholders, other than an announcement at the annual meeting of the place, date and time to which the annual meeting is adjourned, if the annual meeting is adjourned for 29 days or less.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following information is provided for John A. Celentano, Jr., the Chairman of the Board and Chief Executive Officer, Walter Celuch, the President and Corporate Secretary, Stephen A. Hoogerhyde, the Executive Vice President and Chief Lending Officer of the Savings Bank and Christine R. Piano, CPA, Chief Financial Officer and Treasurer of Clifton Savings Bancorp. No other executive officer of Clifton Savings Bancorp or the Savings Bank received a salary and bonus of $100,000 or more during the year ended March 31, 2004.


                                                  ANNUAL COMPENSATION(1)
                                          ---------------------------------------
NAME AND POSITION                                                                   ALL OTHER
                                            YEAR       SALARY(2)        BONUS     COMPENSATION(3)
----------------------                    ---------- --------------  ------------ -----------------
John A. Celentano, Jr.                      2004       $356,438          --              --
   Chairman of the Board and                2003         46,097          --              --
   Chief Executive Officer                  2002         38,168          --              --

Walter Celuch                               2004       $182,629        $6,860          $3,492
   President, Chief Executive Officer       2003        166,850         7,213           3,523
   and Secretary                            2002        157,495         7,490           3,712

Stephen Hoogerhyde                          2004       $105,341        $4,152          $2,464
   Executive Vice President and Chief       2003         98,695         4,365           2,319
   Lending Officer of the Savings Bank      2002         93,534         4,619           2,209

Christine R. Piano, CPA                     2004        $94,317        $13,724         $2,431
   Chief Financial Officer and Treasurer    2003         88,088           3,915         2,070
                                            2002         81,750           4,000         1,929
-------------------

(1) Does not include the aggregate amount of perquisites or other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(2)  Includes Board of Directors and Committee fees.
(3)  Represents matching contributions under Clifton Savings Bank's 401(k) Plan.


EMPLOYMENT AGREEMENTS

         Clifton Savings Bancorp and Clifton Savings have entered into employment agreements with Messrs. Celentano and Celuch. The employment agreements are designed to encourage the continued services of Messrs. Celentano and Celuch, as the continued success of Clifton Savings Bancorp and Clifton Savings will depend to a significant degree on their skills and competence.

         Each employment agreement provides for a three-year term. The term of the employment agreement with Clifton Savings Bancorp extends on a daily basis until the Board of Directors or the executive provides written notice of non-renewal, and the term of the employment agreement with Clifton Savings is subject to annual renewal by the Board of Directors. The Board of Directors reviews the executives' base salaries annually. The employment agreements provide for a base salary, subject to increase, for Mr. Celentano of $347,438 and for Mr. Celuch of $180,000. In addition to base salary, the employment agreements provide for, among other things, the executives' participation in stock-based benefit plans and the provision of certain fringe benefits applicable to executive personnel. The employment agreements also provide for termination of the executives by Clifton Savings Bancorp or Clifton Savings for just cause, as defined in the respective employment agreements, at any time. Upon a termination for just cause, Clifton Savings Bancorp and Clifton Savings will make no further payments under the employment agreements. However, if Clifton Savings Bancorp or Clifton Savings terminates Messrs. Celentano or Celuch for reasons other than just cause, or if they resign under specified circumstances that constitute constructive termination, the executives, or if they should die, their beneficiaries, will receive base salary and contributions to any employee benefit plans that would have been paid or contributed on their behalf for the remaining term of the employment agreement. Clifton Savings Bancorp and Clifton Savings will also continue the executives' health and welfare benefits for the remaining term of the agreement. Upon a termination of employment for reasons other than cause or a change in control, the agreements will require Messrs. Celentano and Celuch to adhere to a one-year non-competition provision.

         If Messrs. Celentano or Celuch are involuntarily terminated in connection with a change in control, or if they voluntarily terminate employment following a change in control under certain circumstances specified in the employment agreements, they or their beneficiaries will receive a severance payment equal to three times their average annual compensation over the five preceding tax years (or if they are employed less than five years, their years of employment). Clifton Savings Bancorp and Clifton Savings will also continue the executives' health and welfare benefit coverage for thirty-six months following their termination.

         Under applicable law, the Internal Revenue Service may impose an excise tax on change in control-related payments that equal or exceed three times each executive's average annual compensation over the five years preceding the change in control. This excise tax would equal 20% of the amount that exceeds one times the executive's average compensation over the preceding five tax years. Therefore, in order to prevent the imposition of the excise tax, each employment agreement will limit payments to the executive to an amount that is one dollar less than three times the executive's average annual compensation.

         Clifton Savings Bancorp and Clifton Savings are jointly responsible for payments made to Messrs. Celentano and Celuch under the employment agreements, although Clifton Savings Bancorp guarantees any payments not made by Clifton Savings. Clifton Savings Bancorp or Clifton Savings will also pay or reimburse all reasonable costs and legal fees incurred by Messrs. Celentano or Celuch in relation to any dispute or question of interpretation involving their employment agreements, if they succeed on the merits in a legal judgment, arbitration or settlement proceeding. The employment agreements provide further that Clifton Savings Bancorp or Clifton Savings will indemnify the executives to the fullest extent legally permissible for all expenses and liabilities they incur in connection with any legal proceedings related to their roles as officers or directors.

         CHANGE IN CONTROL AGREEMENTS. Clifton Savings entered into change in control agreements with Messrs. D'Ambra and Hoogerhyde and Ms. Piano. Each change in control agreement has a two-year term, subject to renewal on an annual basis. If, following a change in control of Clifton Savings Bancorp or Clifton Savings, an officer is terminated without cause, or the officer voluntarily resigns upon the occurrence of circumstances specified in the agreements, the officer will receive a severance payment under the agreements equal to two times the officer's average annual compensation for the five most recent taxable years. Clifton Savings will also continue health and welfare benefit coverage for twenty-four months following termination of employment.

BENEFIT PLANS

         SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Clifton Savings has implemented a supplemental executive retirement plan to provide for supplemental retirement benefits with respect to its employee stock ownership plan and the 401(k) savings plan. The plan provides participating executives with benefits otherwise limited by certain provisions of the Internal Revenue Code or the terms of the employee stock ownership plan loan. Specifically, the plan provides benefits to eligible officers (those designated by the Board of Directors of Clifton Savings) that cannot be provided under the 401(k) plan or the employee stock ownership plan as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under the plans, but for these Internal Revenue Code limitations. In addition to providing for benefits lost under tax-qualified plans as a result of the Internal Revenue Code limitations, the plan also provides supplemental benefits upon a change of control prior to the scheduled repayment of the employee stock ownership plan loan. Generally, upon a change in control, the supplemental executive retirement plan will provide participants with a benefit equal to what they would have received under the employee stock ownership plan, had they remained employed throughout the term of the loan, less the benefits actually provided under the plan on the participant's behalf. A participant's benefits generally become payable upon a change in control of Clifton Savings and Clifton Savings Bancorp. Messrs. Celentano and Celuch currently participate in the supplemental executive retirement plan.

         RETIREMENT AGREEMENT. Clifton Savings entered into a retirement agreement with Kenneth Van Saders, a former executive officer, effective as of July 24, 1996, which continues in effect. Under the retirement agreement, Mr. Van Saders receives an annual payment of $35,000 per year, payable on a monthly basis. Clifton Savings has agreed to make the annual retirement payments for the life of Mr. Van Saders. Upon Mr. Van Saders' death, Clifton Savings will make the annual payments to his spouse through the earliest of (1) the date that is 10 years after the first payment to Mr. Van Saders or (2) the date of death of his spouse. In addition, for the lifetime of Mr. Van Saders and his spouse, Clifton Savings will continue their health insurance coverage. Currently, the health insurance coverage provided by Clifton Savings supplements the primary coverage provided through the Medicare program.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following is a joint report of the Compensation Committees of the Boards of Directors of Clifton Savings and Clifton Savings Bancorp (the "Compensation Committee") regarding executive compensation. Because Clifton Savings Bancorp was not organized until March 3, 2004, the following discussion primarily addresses compensation information relating to John A. Celentano, Jr. (the Chairman of the Board and Chief Executive Officer of Clifton Savings Bancorp and Chairman of the Board of Clifton Savings) and executive officers of Clifton Savings for fiscal 2004. The Compensation Committee determines compensation on a calendar year basis.

COMPENSATION POLICIES
---------------------

         The Compensation Committee bases its executive compensation policy on the same principles that guide Clifton Savings in establishing all of its compensation programs. Clifton Savings designs programs to attract, retain and motivate highly talented individuals at all levels of the organization. Clifton Savings emphasizes using a competitive base salary and program of retirement benefits as a means of attracting and retaining employees, rather than performance-based cash compensation. Clifton Savings maintains a modest bonus program that provides all employees with a bonus equal to 4% to 5% of annual salary depending on the performance of Clifton Savings.

         Upon the organization of Clifton Savings Bancorp in March 2004, the Clifton Savings Bancorp Compensation Committee adopted a Compensation Committee Charter. This charter sets forth in writing the informal policies previously implemented by the Clifton Savings Compensation Committee such as oversight of executive and staff compensation programs, benefit programs and incentive compensation plans.

COMPONENTS OF EXECUTIVE COMPENSATION
------------------------------------

         BASE SALARY. Salary levels for all employees, including executive officers, are set so as to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in Clifton Savings' market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for a given position. The Compensation Committee has utilized bank compensation surveys compiled by the America's Community Bankers and the New Jersey Savings League as well as other surveys prepared by trade groups and independent benefits consultants. Base salaries for all employees, including the executive officers, are reviewed annually by the Compensation Committee, which takes into account the competitive level of pay as reflected in the surveys consulted and quantitative recommendations made by management. In setting base salaries, the Compensation Committee also considers a number of factors relating to the particular executive, including individual performance, job responsibilities, level of experience, ability and knowledge of the position. These factors are considered subjectively in the aggregate and none of the factors are accorded a specific weight.

         BONUS AND PARTICIPATION IN EMPLOYEE BENEFIT PLANS. Compensation for executive officers is also composed of bonus and participation in various employee benefit plans, such as the 401(k) plan and employee stock ownership plan. Executive officers may also participate in the supplemental executive retirement plan sponsored by Clifton Savings upon designation by the Board of Directors. The benefits provided under the 401(k) plan and employee stock ownership plan are determined based on the executive's compensation.

CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------

         In April 2003, Clifton Savings hired John A. Celentano, Jr. as its principal executive officer. Mr. Celentano retained his title of Chairman of the Board of Clifton Savings. The Board of Directors of Clifton Savings fixed the 2003 calendar year base salary for Mr. Celentano in a manner consistent with the base salary guidelines applied for executive officers of Clifton Savings Bancorp and Clifton Savings as described above. Specifically, the Board of Directors considered Clifton Savings' financial performance, peer group financial performance and compensation survey data (survey compiled by the New Jersey Savings League and Keefe Bruyette & Woods, Inc.). In addition, the Board of Directors considered Mr. Celentano's leadership of and contribution to the success of Clifton Savings, his legal and banking experience, and his over 40 years of dedicated service to the Board of Directors. Mr. Celentano recused himself from all Board and Compensation Committee discussions involving his compensation.

         In December 2003, at its annual meeting to review compensation for the entire organization, the Compensation Committee determined not to increase Mr. Celentano's salary or provide Mr. Celentano with a bonus based on Mr. Celentano having not completed a full year of employment with Clifton Savings.

         Upon the organization of Clifton Savings Bancorp in March 2004, Mr. Celentano was named as Chairman of the Board and Chief Executive Officer of Clifton Savings Bancorp. At this time, Mr. Celentano executed employment agreements with Clifton Savings Bancorp and Clifton Savings. Mr. Celentano also was designated a participant in the supplemental executive retirement plan and became a participant in the Clifton Savings employee stock ownership plan and 401(k) plan. Consistent with its charter, in setting Mr. Celentano's salary, bonus and other benefits on a going forward basis, the Clifton Savings Bancorp Compensation Committee will consider the performance of Clifton Savings Bancorp and Clifton Savings, shareholder return, compensation surveys and the level of salary, bonus and other benefits given to Mr. Celentano in recent years.

THE COMPENSATION COMMITTEE OF       THE COMPENSATION COMMITTEE OF
CLIFTON SAVINGS BANK, S.L.A.        CLIFTON SAVINGS BANCORP, INC. AND
(2003 CALENDAR YEAR)                  CLIFTON SAVINGS BANK, S.L.A.
                                    (2004 CALENDAR YEAR)

John A. Celentano, Jr.              Thomas A. Miller
Thomas A. Miller                    John H. Peto
Raymond L. Sisco                    Raymond L. Sisco
                                    John Stokes




COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


         No executive officer of the Company or the Savings Bank serves or has served as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Savings Bank. No executive officer of the Company or the Savings Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Savings Bank.

                             STOCK PERFORMANCE GRAPH

           The following graph compares the cumulative total shareholder return on the Company's common stock with the cumulative total return on the Nasdaq Stock Market Index (U.S. Companies) and with the SNL All Thrifts Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on March 4, 2004, the initial day of trading of the Company's common stock.

                                [GRAPH OMITTED]


--------------------------------------------------------------------------------
                                     SUMMARY

                                  03/04/04  3/11/04  3/18/04  3/25/07  3/31/04
                                  --------  -------  -------  -------  -------
CLIFTON SAVINGS BANCORP, INC.      100.00    112.49   112.65   108.49   109.80
NASDAQ STOCK MARKET INDEX          100.00     94.60    95.51    95.74    97.07
SNL ALL THRIFTS INDEX              100.00     98.36    98.94    97.18    99.02
SNL MHC THRIFT INDEX               100.00     98.58    98.84    96.27    98.81
NOTES:
------

        A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
        B. The indexes are reweighed daily, using the market capitalization on the previous tading day.
        C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
--------------------------------------------------------------------------------

         OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.


         Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Clifton Savings Bancorp common stock during the year ended March 31, 2004.


TRANSACTIONS WITH MANAGEMENT

         LOANS AND EXTENSIONS OF CREDIT. The Sarbanes-Oxley Act generally prohibits loans by Clifton Savings to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Clifton Savings to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Clifton Savings is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit Clifton Savings to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

         In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Clifton Savings' capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

         OTHER TRANSACTIONS. Mr. Smith's paving construction company occasionally provides construction services for Clifton Savings. In fiscal 2004, Clifton Savings paid a total of $269,000 to Mr. Smith's paving construction company. This amount did not represent more than 5% of the gross revenues that Mr. Smith's paving construction company earned during fiscal 2004.


         Celentano, Stadtmauer & Walentowicz, L.L.P., Attorneys at Law, of which Mr. Celentano was a partner through March 2003, performs legal services for Clifton Savings. Mr. Celentano received compensation from his former firm in fiscal 2004 pursuant to his rights as a terminated partner under the firm's partnership agreement. In fiscal 2004, Clifton Savings paid a total of $27,100 in legal fees to Mr. Celentano's former firm. This amount did not represent more than 5% of the gross revenues that Mr. Celentano's former firm earned during fiscal 2004.

              NOMINATING/CORPORATE GOVERNANCE COMMITTEE PROCEDURES

GENERAL

         It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors of Company to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee's resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

PROCEDURES TO BE FOLLOWED BY STOCKHOLDERS


         To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

         1.       The name of the person recommended as a director candidate;

         2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

         3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

         4. As to the shareholder making the recommendation, the name and address, as they appear on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

         5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

         In order for a director candidate to be considered for nomination at the Company's annual meeting of shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting, advanced by one year.

MINIMUM QUALIFICATIONS

         The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First a candidate must meet the eligibility requirements set forth in the Company's bylaws, which include a residency requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

         The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating/Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

         In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES

         The Nominating/Corporate Governance Committee process that it follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

         IDENTIFICATION. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee and other members of the Board of Directors as well as its knowledge of members of Clifton Savings Bank's local communities. The Nominating/Corporate Governance Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating/Corporate Governance Committee has not previously used an independent search firm in identifying nominees.

         EVALUATION. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual's background and interview the candidate.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

         The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than March 28, 2005. If next year's annual meeting is held on a date more than 30 calendar days from September 7, 2005, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days prior to the date of the annual meeting; provided that if less than 40 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                           STOCKHOLDER COMMUNICATIONS

         The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made to the Chairman of the Audit/Compliance Committee, Raymond L. Sisco, at (973) 473-2200. Other communications to the Board of Directors may be made to the Chairman of the Nominating/Corporate Governance Committee, John H. Peto, at (973) 473-2200. Communications to individual directors may be made to such director at (973) 473-2200.

                                  MISCELLANEOUS

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Clifton Savings Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. Appendix D to this proxy statement sets forth information relating to the Company's directors who may be considered participants in the solicitation of proxies under Securities and Exchange Commission rules by reason of their position as directors or because they may solicit proxies on the Company's behalf. Georgeson Shareholder, a proxy solicitation firm, will be paid a fee of $40,000, plus out-of-pocket expenses to assist the Company in soliciting proxies. Approximately 35 persons will be used by Georgeson Shareholder in such solicitation. The total amount estimated to be expended in connection with this proxy contest and the total amount expended through July 16, 2004 is $60,000 and $10,000, respectively, both of which exclude the amount normally expended in connection with a solicitation for approval of a stock-based incentive plan in the absence of a contest and costs represented by salaries and wages of regular employees and officers of the Company.

         The Company's Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on July 16, 2004. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED MARCH 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON JULY 7, 2004 UPON WRITTEN REQUEST TO BART D'AMBRA, CLIFTON SAVINGS BANCORP, INC., 1433 VAN HOUTEN AVENUE, CLIFTON, NEW JERSEY 07015.

         If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

         Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed WHITE proxy card in the enclosed envelope.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        Walter Celuch
                                        PRESIDENT & CORPORATE SECRETARY

Clifton, New Jersey
__________, 2004

                                                                      APPENDIX A

                          CLIFTON SAVINGS BANCORP, INC.
                       AUDIT/COMPLIANCE COMMITTEE CHARTER

ORGANIZATION

         The primary function of the Audit/Compliance Committee (the "Audit Committee") of the Board of Directors (the "Board") of Clifton Savings Bancorp, Inc. (the "Company ") is to review: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company's independent accountants; the Company's compliance with legal and regulatory requirements; the independent accountant's qualifications and independence; the performance of the Company's internal audit functions, its independent accountants and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Company's auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company's annual proxy statement.

         The Audit/Compliance Committee will be comprised of three or more directors as determined by the Board each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Audit/Compliance Committee must be financially literate at time of appointment, meaning they must have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit/Compliance Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with oversight responsibilities. The members of the Audit/Compliance Committee will be elected by the Board on an annual basis.

RESPONSIBILITIES

         In carrying out its responsibilities, the Audit/Compliance Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties the Audit/Compliance Committee shall:

1. Provide an open avenue of communication between management, the independent auditor, internal audit department and the Board.

2. Meet four times per year or more frequently as circumstances may require. A quorum of the Audit/Compliance Committee shall be declared when a majority of the appointed members of the Audit/Compliance Committee are in attendance.

3. The Audit/Compliance Committee shall meet with the independent auditors and management at least quarterly to review the Company's financial statements. In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Audit/Compliance Committee to meet in closed session with these parties.

4.       Keep written minutes for all meetings.

5. Review with the independent auditor and internal audit department the work to be performed by each to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

6. Review all significant risks or exposures to the Company found during audits performed by the independent auditor and internal audit department and ensure that these items are discussed with management. From these discussions, assess and report to the Board regarding how the findings should be addressed.

7. Review recommendations from the independent auditor and internal auditing department regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

8. Following each meeting of the Audit/Compliance Committee, the chairman of the committee will submit a record of the meeting to the Board including any recommendations that the Committee may deem appropriate.

9. Ensure that the independent auditor discusses with the Audit/Compliance Committee their judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

10. Review the Company's audited annual financial statements and the independent auditor's opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

11. Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to stockholders.

12. Review with management, the independent auditor, internal audit department and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

13. Review with management and the independent auditor all interim financial reports filed pursuant to the Securities Exchange Act of 1934.


14. Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.


15. Select the independent auditor, considering independence and effectiveness, and be ultimately responsible for their compensation, retention and oversight (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the audit committee. The Audit/Compliance Committee should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor's professional judgment, may reasonably be thought to bear on the ability to perform the audit independently and objectively.

16.      Review the performance of the independent auditor.

17. Review the activities, organizational structure and qualifications of the internal audit department. The Audit/Compliance Committee should also review and concur in the appointment, replacement, reassignment, or dismissal of the manager of the internal audit department.

18. Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties. In connection therewith, the Audit/Compliance Committee shall be provided appropriate funding, as determined by the Audit/Compliance Committee, for payment to such counsel and other advisors. In addition, the Audit/Compliance Committee shall be provided funding for ordinary administrative expenses of the Audit/Compliance Committee.


19. Have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20. Approve, in advance, all permissible non-audit services to be completed by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.


21. Set clear hiring policies for hiring employees or former employees of the independent auditors.

22.      Review and approve all related-party transactions.


In addition to the responsibilities presented above, the Audit/Compliance Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Committee. Further, the Committee will disclose in each annual proxy statement to its stockholders whether it satisfied the responsibilities during the prior year in compliance with the Charter, and will disclose a copy of the Charter once every three years either in the annual report to stockholders or proxy statement.

                                                                      APPENDIX B




                          CLIFTON SAVINGS BANCORP, INC.

                NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

I.       PURPOSE

The primary objectives of the Nominating/Corporate Governance Committee (the "Committee") are to assist the Board of Directors (the "Board") of Clifton Savings Bancorp, Inc. (the "Company") by: (i) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each annual meeting of the Company's stockholders; (ii) ensuring that the Audit/Compliance and Nominating/Corporate Governance Committees of the Board shall have the benefit of qualified and experienced "independent" directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II.      ORGANIZATION

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors. Members shall serve until their successors are appointed. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.     STRUCTURE AND MEETINGS

The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

IV.      GOALS AND RESPONSIBILITIES

The Committee shall: (i) develop and recommend to the Board a Corporate Governance Policy (the "Policy") applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board's criteria for selecting new directors; (iv) perform Board performance evaluations on an annual basis; (v) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company's stockholders; and (vi) generally advise the Board (as a whole) on corporate governance matters.

The Committee shall also advise the Board on (i) committee member qualifications, (ii) committee member appointments and removals, (iii) committee structure and operations (including authority to delegate to subcommittees), and
(iv) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this charter, the Company's bylaws and governing law and regulations as the Committee or the Board deems appropriate.

V.       PERFORMANCE EVALUATION

The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board's contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.

VI.      COMMITTEE RESOURCES

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other retention terms.

                                                                     APPENDIX C

                          CLIFTON SAVINGS BANCORP, INC.
                         2004 STOCK-BASED INCENTIVE PLAN
                         -------------------------------


1.       PURPOSE OF PLAN.

The purposes of this 2004 Stock-Based Incentive Plan are to provide incentives and rewards to those employees and directors largely responsible for the success and growth of Clifton Savings Bancorp, Inc. and its Affiliates, and to assist all such corporations in attracting and retaining directors, executives and other key employees with experience and ability.

2.       DEFINITIONS.

"Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

"Award" means one or more of the following: Restricted Stock Awards, Stock Options and other types of Awards, as set forth in Section 6 of the Plan.

"Board of Directors" means the board of directors of the Company.

"Change in Control" means any one of the following events occurs:

         (a)      Merger: The Company merges into or consolidates with another
                  ------
                  corporation, or merges another corporation into the Company, and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation.

         (b)      Acquisition of Significant Share Ownership: The Company files,
                  ------------------------------------------
                  or is required to file, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company's voting securities, but this clause (b) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities.

         (c)      Change in Board Composition: During any period of two
                  ---------------------------
                  consecutive years, individuals who constitute the Company's Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

         (d)      Sale of Assets: The Company sells to a third party all or
                  --------------
                  substantially all of its assets.

         Notwithstanding anything in this Plan to the contrary, in no event shall the conversion of the Bank from the mutual to the stock form of ownership (including, without limitation, the formation of a stock holding company) constitute a "Change in Control" for purposes of this Plan.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

"Common Stock" means the common stock of the Company, par value $0.01 per share.

"Company" means Clifton Savings Bancorp, Inc. and any entity which succeeds to the business of Clifton Savings Bancorp, Inc.

"Disability" means a physical or mental condition, determined by the Committee after review of those medical reports deemed satisfactory for such purpose, which renders the Participant totally and permanently incapable of engaging in any substantial gainful employment based on the Participant's education, training and experience.

"Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

"Fair Market Value" means the closing sales price reported on the Nasdaq National Market (as published by The Wall Street Journal, if published) on such
                                 -----------------------
date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s).

"Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

"Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

"Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

"Outside Director" means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee.

"Participant" means an Employee who is granted an Award pursuant to the terms of the Plan.

"Plan" means this Clifton Savings Bancorp, Inc. 2004 Stock-Based Incentive Plan.

"Restricted Stock Award" means an Award of shares of restricted stock granted to an individual pursuant to Section 6(b) of the Plan.

"Retirement" means retirement from employment with the Company or an Affiliate on or after the Employee's attainment of age 65. "Retirement" with respect to an Outside Director means termination of service on the board(s) of directors of the Company or any Affiliate in accordance with applicable Company policy following the provision of written notice to such board(s) of directors of the Outside Director's intention to retire.

3.       ADMINISTRATION.

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, its powers under this Plan to (a) designate the officers and employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such options or rights.

         (b) Subject to the paragraph (a) of this Section 3, the Committee shall:

         (i) select the individuals who are to receive grants of Awards under the Plan;

         (ii) determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

         (iii) interpret the Plan and Award Agreements (as defined below); and

         (iv) make all other decisions related to the operation of the Plan.

         (c) Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

         (i)   the type of Award granted;

         (ii)  the Exercise Price for any Option;

         (iii) the number of shares or rights subject to the Award;

         (iv)  the expiration date of the Award;

         (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

         (vi) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

         The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4.       ELIGIBILITY.

Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to participate in the Plan.

5.      SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

5.1 Shares Available. Subject to the provisions of Section 7, the capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares.

5.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 3,434,678 shares. The following limits also apply with respect to Awards granted under this Plan:

         (a) The maximum number of shares of Common Stock that may be delivered pursuant to Stock Options granted under this Plan is 2,453,341 shares.

         (b) The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 981,337 shares.

5.3 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under this Plan.

5.4 Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

6.      AWARDS.

6.1 The Committee shall determine the type or types of Award(s) to be made to each selected eligible individual. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are:

         (a)      STOCK OPTIONS.

         The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

         (i) EXERCISE PRICE. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

         (ii) TERMS OF OPTIONS. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

         (iii) NON-TRANSFERABILITY. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

         (1) to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

         (2) for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members of the individual's Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                  For purposes of this Section, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

         (iv) SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

         (1)      If an Employee owns or is treated as owning, for purposes of
                  Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

         (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

         (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

         (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

         (b)      RESTRICTED STOCK AWARDS.

         The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

         (i) GRANTS OF STOCK. Restricted Stock Awards may only be granted in whole shares of Common Stock.

         (ii) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         (1) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (2) Unless otherwise determined by the Committee, and except in the event of the Participant's death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

         (3) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

         (iii) ISSUANCE OF CERTIFICATES. Unless otherwise held in trust and registered in the name of the Plan trustee (if appointed by the Company), reasonably promptly after the date of grant of shares of Common Stock pursuant to a Restricted Stock Award, the Company shall cause to be issued a stock certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

                  THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE CLIFTON SAVINGS BANCORP, INC. 2004 STOCK-BASED INCENTIVE PLAN AND THE RELATED AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND CLIFTON SAVINGS BANCORP, INC. OR ITS AFFILIATES. A COPY OF THE PLAN AND AWARD AGREEMENT IS ON FILE IN THE OFFICE OF THE CORPORATE SECRETARY OF CLIFTON SAVINGS BANCORP, INC.

         This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6.1(b) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

         (iv) TREATMENT OF DIVIDENDS. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award. In the event the Committee establishes a trust for the Plan, the Committee may elect to distribute dividends and other distributions at the time the Restricted Stock Award vests or pay the dividends (or other distributions) directly to the Participants.

         (v) VOTING OF RESTRICTED STOCK AWARDS. Participants who are granted Restricted Stock Awards may vote or direct the Plan trustee to vote, as applicable, all unvested shares of Common Stock subject to their Restricted Stock Awards.

         (c) OTHER AWARDS. The other types of Awards that may be granted under this Plan include stock appreciation rights, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, and conditioned upon the passage of time, the occurrence of one or more events, the satisfaction of performance criteria or other conditions, or any combination thereof.

6.2 Payments and Deferrals. Payment for Awards may be made in the form of cash, Common Stock, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee may also require or permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. The Committee may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

6.3 Consideration for Awards. The Exercise Price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

        (a) cash, check payable to the order of the Company, or electronic funds transfer;

        (b)     the delivery of previously owned shares of Common Stock;

        (c) reduction in the number of shares otherwise deliverable pursuant to the Award; or

         (d) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under
Section 9.5, or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

7.       EFFECT OF TERMINATION OF SERVICE ON AWARDS.

7.1 General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, inter alia, the cause of termination and type of Award.

7.2 Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3 Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

8.      ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

8.1 Adjustments. Upon, or in contemplation of, any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

        (a) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

        (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

8.2 The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

8.3 Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

8.4 Automatic Acceleration of Awards. Upon a Change in Control of the Company, each Option then outstanding shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions.

9.      MISCELLANEOUS PROVISIONS.

9.1 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

9.2 Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

9.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

9.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

9.5 Tax Withholding. Upon any exercise, vesting, or payment of any Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right, at its option, to:

        (a) require the Participant (or the Participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

         (b) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion (subject to Section 9.1) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price, in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee's approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

9.6      Effective Date, Termination and Suspension, Amendments.


         (a) This Plan is effective upon receipt of shareholder approval. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

         (b) Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

         (c) Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

         (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6.

9.7      Governing Law; Compliance with Regulations; Construction; Severability.

         (a) This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the United States.

         (b) This Plan will comply with the requirements set forth in 12 C.F.R. Sec. 575.8 and 12 C.F.R. Sec. 563b.500. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause Clifton Savings Bancorp Mutual Holding Company to fail to qualify as a mutual holding company under applicable federal regulations.

         (c) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

         (d) Plan Construction; Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

9.8 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

9.9 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                                                                     APPENDIX D


        The following table sets forth the names, principal business occupations, business addresses (or home addresses if retired) of those individuals deemed to be participants in this proxy solicitation under the federal securities laws (the "Participants"). The number of shares of common stock of Clifton Savings Bancorp, Inc. (the "Company") beneficially owned, directly or indirectly, as of July 16, 2004 is included under "Stock Ownership" of the Company's Proxy Statement. None of the Participants owns any securities of record but not beneficially.

NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS

John A. Celentano, Jr.
Chairman of the Board and Chief Executive Officer of Clifton MHC and Clifton
  Savings Bancorp, Inc. and Chairman of the Board of Clifton Savings Bank 1433 Van Houten Avenue
Clifton, New Jersey 07015

Frank J. Hahofer
Retired

Thomas A. Miller
Owner of The T.A. Miller & Co., Inc.
1060 Clifton Avenue
Clifton, New Jersey 07013

John H. Peto
Retired
1058 Clifton Avenue
Clifton, New Jersey 07013

Raymond L. Sisco
President of Cin Ray Realty, Inc.
P.O. Box 453 Clifton, New Jersey 07015

Joseph C. Smith
President of Smith-Sondy Realty, Inc.
150 Anderson Avenue
Wallington, New Jersey 07057

John Stokes
General Partner of O.I.R. Realty Co.
269 Apple Ridge Boulevard
Mahwah, New Jersey 07430

Walter Celuch
President and Secretary of Clifton MHC and Clifton Savings Bancorp, Inc.
  and President, Chief Executive Officer and Secretary of Clifton Savings Bank 1433 Van Houten Avenue
Clifton, New Jersey 07015

         Except as described below, no Participant is or was within the past year, a party to a contract, arrangement or understanding with any person with respect to any securities of the Company. None of the Participants owns any securities of any parent or subsidiary of the Company.

         Except for Messrs. Celentano and Celuch, each of whom have entered into employment agreements with the Company and Clifton Savings Bank, no Participant has any arrangement or understanding with any person: (i) with respect to any future employment by the Company or its affiliates or (ii) with respect to any future transactions to which the Company or any of its affiliates may be a party. For a description of the material terms of the employment agreements with Messrs. Celentano and Celuch, see "EXECUTIVE COMPENSATION - EMPLOYMENT AGREEMENTS" in the Company's Proxy Statement.


         The following table sets forth all purchases and sales of the Company's common stock by the Participants since March 3, 2003, the date the Company was formed, and the dates and amounts of such transactions.


                                                                NUMBER OF         TYPE OF BENEFICIAL OWNERSHIP
           NAME                DATE        TRANSACTIONS(1)        SHARES
--------------------------- ------------  ------------------- --------------- --------------------------------------

 John A. Celentano, Jr.      3/3/2004          Purchase           30,000                     Direct
                             3/3/2004          Purchase           20,000                 Indirect-By IRA
                             3/3/2004          Purchase           50,000               Indirect-By Spouse
                             6/30/2004        Allocation           174                 Indirect-By 401(k)
                             7/16/2004        Allocation           182                 Indirect-By 401(k)

 Frank J. Hahofer            3/3/2004          Purchase           27,800                     Direct
                             3/3/2004          Purchase           1,800          Indirect-By Spouse and Grandson
                             3/5/2004          Purchase            100                       Direct
                             5/14/2004         Purchase           1,000                      Direct
                             5/28/2004         Purchase            500                       Direct

Thomas A. Miller             3/3/2004          Purchase           10,000                     Direct

John H. Peto                 3/3/2004          Purchase           10,000                     Direct
                             3/3/2004          Purchase           7,500                  Indirect-By IRA

Raymond L. Sisco             3/3/2004          Purchase           50,000                     Direct
                             3/3/2004          Purchase           3,962                     Indirect

Joseph C. Smith              3/3/2004          Purchase           50,000                     Direct

John Stokes                  3/3/2004          Purchase           10,000                     Direct

Walter Celuch                3/3/2004          Purchase           15,000                     Direct
                             3/3/2004          Purchase           5,108                Indirect-By 401(k)
                             3/3/2004          Purchase           2,500          Indirect-By Spouse and Daughter
                             3/3/2004          Purchase           2,500          Indirect-By Spouse and Daughter

----------------------------------------
(1)   None of the Participants borrowed or otherwise obtained funds for the purpose of acquiring or holding securities of the Company.

                          CLIFTON SAVINGS BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                SEPTEMBER 7, 2004
                             9:00 A.M. EASTERN TIME

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints the official proxy committee of the Board of Directors of Clifton Savings Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on September 7, 2004, at 9:00 a.m. local time, at the Valley Regency located at 1129 Valley Road, Clifton, New Jersey and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:


        1. The election as directors of all nominees listed (except as marked to the contrary below).

                        Frank J. Hahofer and John Stokes

                    FOR                 VOTE WITHHELD             FOR ALL EXCEPT
                    /_/                      /_/                       /_/

                INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.


--------------------------------------------------------------------------------

        2. The approval of the Clifton Savings Bancorp, Inc. 2004 Stock-Based Incentive Plan.

                    FOR                    AGAINST                 ABSTAIN
                    /_/                      /_/                     /_/

        3. The ratification of the appointment of Radics & Co., LLC as independent auditors of Clifton Savings Bancorp, Inc. for the year ending March 31, 2005.

                    FOR                    AGAINST                 ABSTAIN
                    /_/                      /_/                     /_/


        4. The approval of adjournment of the annual meeting, if necessary, to solicit additional votes in the event there are not sufficient votes, in person, or by proxy, to approve the Clifton Savings Bancorp, Inc. 2004 Stock-Based Incentive Plan; and.

                    FOR                    AGAINST                 ABSTAIN
                    /_/                      /_/                     /_/



         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         THIS PROXY, PROPERLY SIGNED AND DATED, IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


Date
    -----------------------------       ----------------------------------------
                                        Signature of Shareholder




Date
    -----------------------------       ----------------------------------------
                                        Signature of Shareholder



         The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated __________, 2004 and of the Annual Report to Stockholders.